Pension and Other Postretirement Employee Benefits Plans	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Pension and Other Postretirement Employee Benefits Plans [Abstract]
PENSION AND OTHER POSTRETIREMENT EMPLOYEE BENEFITS PLANS

9.    PENSION AND OTHER POSTRETIREMENT EMPLOYEE BENEFITS PLANS

We participate in two defined pension plans, the Oncor Retirement Plan and the EFH Retirement Plan.  Until July 1, 2014, we also participated with EFH Corp. and other subsidiaries of EFH Corp. to offer certain health care and life insurance benefits to eligible employees and their eligible dependents upon the retirement of such employees (EFH OPEB Plan).  As discussed below, we ceased participation in the EFH OPEB Plan and established our own OPEB plan for our eligible employees and their dependents (Oncor OPEB Plan).  We also have a supplemental pension plan for certain employees whose retirement benefits cannot be fully earned under the qualified retirement plans.  See Note 9 to Financial Statements in our 2013 Form 10-K for additional information regarding our pension plans and the EFH OPEB Plan.

In April 2014, we entered into an agreement with EFH Corp. in which we agreed to transfer to the Oncor OPEB Plan effective July 1, 2014, the assets and liabilities related to our eligible current and future retirees as well as retirees of EFH Corp. whose employment included service with both Oncor (or a predecessor regulated electric business) and a non-regulated business of EFH Corp.  Pursuant to the agreement, EFH Corp. will retain its portion of the liability for retiree benefits related to those retirees.  Since the Oncor OPEB Plan offers identical benefits as the EFH OPEB Plan and we and EFH Corp. retain the same responsibility for participants as before, there was no financial impact as a result of the transfer other than from a remeasurement of the Oncor OPEB Plan’s asset values and obligations.  As we are not responsible for EFH Corp.’s portion of the Oncor OPEB Plan’s unfunded liability totaling $104 million as of September 30, 2014, that amount is not reported on our balance sheet.

As a result of the establishment of the Oncor OPEB Plan, asset values and obligations were remeasured as of July 1, 2014, resulting in the projected benefit obligation increasing by $75 million, or 8%, the fair value of assets decreasing by $3 million, or 2%, and regulatory assets increasing by $64 million, or 50%, as compared to December 31, 2013 values.  Assumptions used in the remeasurement included a decrease in the discount rate to 4.39% from 4.98% and no change in the expected return on assets of 7.05% assumed at December 31, 2013.  The remeasurement did not materially affect reported OPEB expense for the three months ended September 30, 2014.

Our net costs related to pension plans and OPEB plans for the three and nine months ended September 30, 2014 and 2013 were comprised of the following:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013

Components of net allocated pension costs:
Service cost	$6	$6	$18	$18
Interest cost	33	31	99	92
Expected return on assets	(34)	(31)	(102)	(91)
Amortization of net loss	9	17	29	52
Net pension costs	14	23	44	71
Components of net OPEB costs:
Service cost	2	1	5	4
Interest cost	11	9	33	28
Expected return on assets	(3)	(3)	(9)	(9)
Amortization of prior service cost	(5)	(5)	(15)	(15)
Amortization of net loss	8	7	20	19
Net OPEB costs	13	9	34	27
Total net pension and OPEB costs	27	32	78	98
Less amounts deferred principally as property or a regulatory asset	(18)	(23)	(51)	(71)
Net amounts recognized as expense	$9	$9	$27	$27

The discount rates reflected in net pension and OPEB costs in 2014 are 4.72%,  5.07% and 4.39% (as of July 1, 2014) for the Oncor Retirement Plan, the EFH Retirement Plan and OPEB plans, respectively.  The expected return on pension and OPEB plan assets reflected in the 2014 cost amounts are 6.48%,  6.17% and 7.05% for the Oncor Retirement Plan, the EFH Retirement Plan and the OPEB plans, respectively.

We made cash contributions to the pension plans and OPEB plans of $67 million and $12 million, respectively, during the nine months ended September 30, 2014, and we expect to make additional cash contributions to the pension plans and OPEB plans of $1 million and $5 million, respectively, during the remainder of 2014.

9.    PENSION AND OTHER POSTRETIREMENT EMPLOYEE BENEFITS PLANS

Regulatory Recovery of Pension and OPEB Costs

PURA provides for our recovery of pension and OPEB costs applicable to services of our active and retired employees, as well as services of other EFH Corp. active and retired employees prior to the deregulation and disaggregation of EFH Corp.’s electric utility businesses effective January 1, 2002 (recoverable service).  Accordingly, we entered into an agreement with EFH Corp. whereby we assumed responsibility for applicable pension and OPEB costs related to those personnel’s recoverable service.

We are authorized to establish a regulatory asset or liability for the difference between the amounts of pension and OPEB costs approved in current billing rates and the actual amounts that would otherwise have been recorded as charges or credits to earnings related to recoverable service.  Amounts deferred are ultimately subject to regulatory approval.  At December 31, 2013 and 2012, we had recorded regulatory assets totaling $786 million and $1.011 billion, respectively, related to pension and OPEB costs, including amounts related to deferred expenses as well as amounts related to unfunded liabilities that otherwise would be recorded as other comprehensive income.

In a 2012 agreement described below, we assumed primary responsibility for retirement costs related to certain non-recoverable service.  Any retirement costs associated with non-recoverable service is not recoverable through rates.

Pension Plan

We have liabilities under the Oncor Retirement Plan and the EFH Retirement Plan, both of which are qualified pension plans under Section 401(a) of the Internal Revenue Code of 1986, as amended (Code), and are subject to the provisions of ERISA.  Employees do not contribute to either plan.  These pension plans provide benefits to participants under one of two formulas: (i) a Cash Balance Formula under which participants earn monthly contribution credits based on their compensation and a combination of their age and years of service, plus monthly interest credits or (ii) a Traditional Retirement Plan Formula based on years of service and the average earnings of the three years of highest earnings.  The interest component of the Cash Balance Formula is variable and is determined using the yield on 30-year Treasury bonds.  Under the Cash Balance Formula, future increases in earnings will not apply to prior service costs.

All eligible employees hired after January 1, 2001 participate under the Cash Balance Formula.  Certain employees, who, prior to January 1, 2002, participated under the Traditional Retirement Plan Formula, continue their participation under that formula.  It is the sponsors’ policy to fund the plans on a current basis to the extent required under existing federal tax and ERISA regulations.

In August 2012, EFH Corp. approved certain amendments to the EFH Retirement Plan.  These actions were completed in the fourth quarter of 2012, and the amendments resulted in:

•

the splitting off of assets and liabilities under the plan associated with our employees and all retirees and terminated vested participants of EFH Corp. and its subsidiaries (including discontinued businesses) to a new qualified pension plan that provides benefits identical to those provided under the EFH Retirement Plan, for which we assumed sponsorship from EFH Corp. effective January 1, 2013 (Oncor Retirement Plan);

•	maintaining assets and liabilities under the plan associated with active collective bargaining unit (union) employees of EFH Corp.'s competitive subsidiaries under the current plan;

•

the splitting off of assets and liabilities under the plan associated with all other plan participants (active nonunion employees of EFH Corp.’s competitive businesses) to a terminating plan, freezing benefits and vesting all accrued plan benefits for these participants, and

•	the termination of, distributions of benefits under, and settlement of all of EFH Corp.'s liabilities under the terminating plan.

As a result of these actions and in connection with assuming sponsorship of the Oncor Retirement Plan, we entered into an agreement with EFH Corp. to assume primary responsibility for benefits of certain participants for whom EFH Corp. bore primary funding responsibility (a closed group of retired and terminated vested plan participants not related to our regulated utility business) at December 31, 2012.  As we received a corresponding amount of assets with the assumed liabilities, execution of the agreement did not have a material impact on our reported results of operations or financial condition.  In the fourth quarter of 2012, EFH Corp. made cash contributions totaling $259 million to settle the terminating plan obligations and fully fund its obligations under the Oncor Retirement Plan.

We also have supplemental pension plans for certain employees whose retirement benefits cannot be fully earned under the qualified retirement plan, the information for which is included below.

OPEB Plan

We participate with EFH Corp. and other subsidiaries of EFH Corp. to offer certain health care and life insurance benefits to eligible employees and their eligible dependents upon the retirement of such employees (OPEB Plan).  For employees retiring on or after January 1, 2002, the retiree contributions required for such coverage vary based on a formula depending on the retiree’s age and years of service.

Pension and OPEB Costs Recognized as Expense

The pension and OPEB amounts provided herein include our allocated amounts related to EFH Corp.’s plans based on actuarial computations and reflect our employee and retiree demographics as described above.  We recognized the following net pension and OPEB costs as expense:

	Year Ended December 31,
	2013	2012	2011

Pension costs	$95	$179	$95
OPEB costs	37	27	74
Total benefit costs	132	206	169
Less amounts deferred principally as property or a regulatory asset	(95)	(169)	(132)
Net amounts recognized as expense	$37	$37	$37

We and EFH Corp. use the calculated value method to determine the market-related value of the assets held in the trust for purposes of calculating our pension costs.  We and EFH Corp. include the realized and unrealized gains or losses in the market-related value of assets over a rolling four-year period.  Each year, 25% of such gains and losses for the current year and for each of the preceding three years is included in the market-related value.  Each year, the market-related value of assets is increased for contributions to the plan and investment income and is decreased for benefit payments and expenses for that year.

We and EFH Corp. use the fair value method to determine the market-related value of the assets held in the trust for purposes of calculating OPEB cost.

Detailed Information Regarding Pension and OPEB Benefits

The following pension and OPEB information is based on December 31, 2013, 2012 and 2011 measurement dates:

	Pension Plans			OPEB Plan
	Year Ended December 31,			Year Ended December 31,
	2013	2012	2011	2013	2012	2011

Assumptions Used to Determine Net Periodic Pension and Benefit Cost:
Discount rate (a)	4.10%	5.00%	5.50%	4.10%	4.95%	5.55%
Expected return on plan assets	6.14%	7.40%	7.70%	6.70%	6.80%	7.10%
Rate of compensation increase	3.94%	3.81%	3.74%	-	-	-
Components of Net Pension and Benefit Cost:
Service cost	$26	$23	$20	$6	$5	$7
Interest Cost	122	106	110	36	39	54
Expected return on assets	(123)	(109)	(99)	(11)	(12)	(14)
Amortization of net transition obligation	-	-	-	-	1	1
Amortization of prior service cost (credit)	-	-	1	(20)	(20)	(1)
Amortization of net loss	69	78	63	26	14	27
Settlement charges	1	81	-	-	-	-
Net periodic pension and benefit cost	$95	$179	$95	$37	$27	$74
Other Changes in Plan Assets and Benefit Obligations Recognized as Regulatory Assets or in Other Comprehensive Income:
Net loss (gain)	$(139)	$110	$106	$-	$83	$(91)
Prior service cost (credit)	-	-	-	-	-	(127)
Amortization of net loss	(69)	(78)	(63)	(26)	(14)	(27)
Amortization of transition obligation (asset)	-	-	-	-	(1)	(1)
Amortization of prior service (cost) credit	-	-	(1)	20	20	1
Settlement charges	(1)	(81)	-	-	-	-
Curtailment	-	(5)	-	-	-	-
Total recognized as regulatory assets or other comprehensive income	(209)	(54)	42	(6)	88	(245)
Total recognized in net periodic pension and benefit costs and as regulatory assets or other comprehensive income	$(114)	$125	$137	$31	$115	$(171)

_____________

(a)As a result of the 2012 amendments discussed above, the discount rate reflected in net pension costs for January through July 2012 was 5.00%, for August through September 2012 was 4.15% and for October through December 2012 was 4.20%.

	Pension Plans			OPEB Plan
	Year Ended December 31,			Year Ended December 31,
	2013	2012	2011	2013	2012	2011

Assumptions Used to Determine Benefit Obligations at Period End:
Discount rate	4.74%	4.10%	5.00%	4.98%	4.10%	4.95%
Rate of compensation increase	3.94%	3.94%	3.81%	-	-	-

	Pension Plans		OPEB Plan
	Year Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012

Change in Projected Benefit Obligation:
Projected benefit obligation at beginning of year	$3,038	$2,215	$913	$809
Service cost	26	23	6	5
Interest cost	122	106	36	39
Participant contributions	-	-	14	15
Medicare Part D reimbursement	-	-	2	3
Settlement	(3)	(268)	-	-
Curtailment	-	(5)	-	-
Assumption of liabilities	-	860	-	6
Actuarial (gain) loss	(183)	198	10	94
Benefits paid	(143)	(91)	(57)	(58)
Projected benefit obligation at end of year	$2,857	$3,038	$924	$913
Accumulated benefit obligation at end of year	$2,752	$2,908	$-	$-
Change in Plan Assets:
Fair value of assets at beginning of year	$2,327	$1,542	$190	$197
Actual return (loss) on assets	80	199	21	25
Employer contributions	9	93	11	11
Settlement	(2)	(268)	-	-
Assets related to assumed liabilities	-	852	-	-
Participant contributions	-	-	14	15
Benefits paid	(143)	(91)	(57)	(58)
Fair value of assets at end of year	$2,271	$2,327	$179	$190
Funded Status:
Projected benefit obligation at end of year	$(2,857)	$(3,038)	$(924)	$(913)
Fair value of assets at end of year	2,271	2,327	179	190
Funded status at end of year	$(586)	$(711)	$(745)	$(723)

	Pension Plans		OPEB Plan
	Year Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012

Amounts Recognized in the Balance Sheet Consist of:
Liabilities:
Other current liabilities	$(3)	$(3)	$-	$-
Other noncurrent liabilities	(583)	(708)	(745)	(723)
Net liability recognized	$(586)	$(711)	$(745)	$(723)
Regulatory assets:
Net loss	$362	$602	$220	$247
Prior service cost (credit)	-	-	(91)	(111)
Net regulatory asset recognized	$362	$602	$129	$136
Accumulated other comprehensive net loss	$33	$3	$1	$1

The following tables provide information regarding the assumed health care cost trend rates.

	Year Ended December 31,
	2013	2012

Assumed Health Care Cost Trend Rates – Not Medicare Eligible:
Health care cost trend rate assumed for next year	8.00%	8.50%
Rate to which the cost trend is expected to decline (the ultimate trend rate)	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2022	2022
Assumed Health Care Cost Trend Rates – Medicare Eligible:
Health care cost trend rate assumed for next year	7.00%	7.50%
Rate to which the cost trend is expected to decline (the ultimate trend rate)	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2021	2021
	1-Percentage Point Increase	1-Percentage Point Decrease
Sensitivity Analysis of Assumed Health Care Cost Trend Rates:
Effect on accumulated postretirement obligation	$117	$(97)
Effect on postretirement benefits cost	7	(6)

The following table provides information regarding pension plans with projected benefit obligations (PBO) and accumulated benefit obligations (ABO) in excess of the fair value of plan assets.

	At December 31,
	2013	2012

Pension Plans with PBO and ABO in Excess of Plan Assets:
Projected benefit obligations	$2,857	$3,038
Accumulated benefit obligations	2,752	2,908
Plan assets	2,271	2,327

Pension Plans and OPEB Plan Investment Strategy and Asset Allocations

Our investment objective for the retirement plans is to invest in a suitable mix of assets to meet the future benefit obligations at an acceptable level of risk, while minimizing the volatility of contributions.  Equity securities are held to achieve returns in excess of passive indexes by participating in a wide range of investment opportunities.  International equity securities are used to further diversify the equity portfolio and may include investments in both developed and emerging international markets.  Fixed income securities include primarily corporate bonds from a diversified range of companies, US Treasuries and agency securities and money market instruments.  Our investment strategy for fixed income investments is to maintain a high grade portfolio of securities, which assists us in managing the volatility and magnitude of plan contributions and expense while maintaining sufficient cash and short-term investments to pay near-term benefits and expenses.

The retirement plans’ investments are managed in two pools: one associated with the recoverable service portion of plan obligations related to our regulated utility business, and the other associated with plan obligations for the closed group of retired and terminated plan participants not related to our regulated utility business that we assumed from EFH Corp. in connection with our sponsorship of the Oncor Plan¸ as discussed above. The recoverable service portion is invested in a broadly diversified portfolio of equity and fixed income securities. The nonrecoverable service portion is invested in fixed income securities intended to fully hedge the obligations, within practical limitations.

The target asset allocation ranges of pension plan investments by asset category are as follows:

Target Allocation Ranges
Asset Category	Recoverable	Nonrecoverable
US equities	24% - 30%	—
International equities	19% - 25%	—
Fixed income	45% - 57%	100%

Our investment objective for the OPEB Plan primarily follows the objectives of the pension plans discussed above, while maintaining sufficient cash and short-term investments to pay near-term benefits and expenses.  The actual amounts at December 31, 2013 provided below are consistent with the asset allocation targets.

Fair Value Measurement of Pension Plan Assets

At December 31, 2013 and 2012, pension plan assets measured at fair value on a recurring basis consisted of the following:

	At December 31, 2013				At December 31, 2012
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Asset Category
Interest-bearing cash	$-	$160	$-	$160	$-	$134	$-	$134
Equity securities:
US	250	82	-	332	206	95	-	301
International	337	7	-	344	280	7	-	287
Fixed income securities:
Corporate bonds (a)	-	1,265	-	1,265	-	1,319	-	1,319
US Treasuries	-	108	-	108	-	206	-	206
Other (b)	-	55	-	55	-	73	-	73
Preferred securities	-	-	7	7	-	-	7	7
Total assets	$587	$1,677	$7	$2,271	$486	$1,834	$7	$2,327

_____________

(a)Substantially all corporate bonds are rated investment grade by a major ratings agency such as Moody’s.

(b)Other consists primarily of municipal bonds and fixed income derivative instruments.

There was no significant change in the fair value of Level 3 assets in the periods presented.

Fair Value Measurement of OPEB Plan Assets

At December 31, 2013 and 2012, OPEB Plan assets measured at fair value on a recurring basis consisted of the following:

	At December 31, 2013				At December 31, 2012
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total

Asset Category
Interest-bearing cash	$-	$6	$-	$6	$-	$10	$-	$10
Equity securities:
US	53	5	-	58	49	6	-	55
International	35	-	-	35	31	-	-	31
Fixed income securities:
Corporate bonds (a)	-	34	-	34	-	42	-	42
US Treasuries	-	1	-	1	-	4	-	4
Other (b)	43	2	-	45	45	3	-	48
Preferred securities	-	-	-	-	-	-	-	-
Total assets	$131	$48	$-	$179	$125	$65	$-	$190

_____________

(a)Substantially all corporate bonds are rated investment grade by a major ratings agency such as Moody’s.

(b)Other consists primarily of diversified bond mutual funds.

Expected Long-Term Rate of Return on Assets Assumption

The retirement plans’ strategic asset allocation is determined in conjunction with the plans’ advisors and utilizes a comprehensive Asset-Liability modeling approach to evaluate potential long-term outcomes of various investment strategies.  The modeling incorporates long-term rate of return assumptions for each asset class based on historical and future expected asset class returns, current market conditions, rate of inflation, current prospects for economic growth, and taking into account the diversification benefits of investing in multiple asset classes and potential benefits of employing active investment management.

Pension Plans		OPEB Plan
Asset Class	Expected Long-Term Rate of Return	Asset Class	Expected Long-Term Rate of Return
International equity securities	7.83%	401(h) accounts	7.59%
US equity securities	7.20%	Life insurance VEBA	6.71%
Real estate	6.20%	Union VEBA	6.71%
Credit strategies	5.87%	Non-union VEBA	3.80%
Fixed income securities	5.30%	Weighted average	7.05%
Weighted average (a)	7.39%

_____________

(a)The 2014 expected long-term rate of return for the nonregulated portion of the Oncor Retirement Plan is 4.72%.

Significant Concentrations of Risk

The plans’ investments are exposed to risks such as interest rate, capital market and credit risks.  We seek to optimize return on investment consistent with levels of liquidity and investment risk which are prudent and reasonable, given prevailing capital market conditions and other factors specific to participating employers.  While we recognize the importance of return, investments will be diversified in order to minimize the risk of large losses unless, under the circumstances, it is clearly prudent not to do so.  There are also various restrictions and guidelines in place including limitations on types of investments allowed and portfolio weightings for certain investment securities to assist in the mitigation of the risk of large losses.

Assumed Discount Rate

For the Oncor retirement plans at December 31, 2013, we selected the assumed discount rate using the Aon Hewitt AA-AAA Bond Universe yield curve, which is based on corporate bond yields and at December 31, 2013 consisted of 1,095 corporate bonds with an average rating of AA and AAA using Moody’s, S&P and Fitch ratings.  For the EFH Retirement Plan, the OPEB Plan and, for dates earlier than December 31, 2013, the Oncor Retirement Plan, we and EFH Corp. selected the assumed discount rate using the Aon Hewitt AA Above Median yield curve, which is based on corporate bond yields and at December 31, 2013 consisted of 389 corporate bonds with an average rating of AA using Moody’s, S&P and Fitch ratings.

Amortization in 2014

In 2014, amortization of the net actuarial loss and prior service cost for the defined benefit pension plans from regulatory assets into net periodic benefit cost is expected to be $39 million and less than $1 million, respectively.  Amortization of the net actuarial loss and prior service credit for the OPEB Plan from regulatory assets into net periodic benefit cost is expected to be $26 million and a $20 million credit, respectively.

Pension and OPEB Plan Cash Contributions

Our contributions to the benefit plans were as follows:

	Year Ended December 31,
	2013	2012	2011

Pension plans contributions	$9	$93	$175
OPEB Plan contributions	11	11	18
Total contributions	$20	$104	$193

Our funding for the pension plans and the OPEB Plan is expected to total $87 million and $15 million, respectively in 2014 and approximately $408 million and $139 million, respectively, for the 2014 to 2018 period.

Future Benefit Payments

Estimated future benefit payments to beneficiaries are as follows:

	2014	2015	2016	2017	2018	2019-23

Pension plans	$155	$159	$165	$169	$175	$942
OPEB Plan	$45	$49	$52	$55	$57	$316

Thrift Plan

Our employees may participate in a qualified savings plan, the EFH Corp. Thrift Plan (Thrift Plan).  This plan is a participant-directed defined contribution plan intended to qualify under Section 401(a) of the Code, and is subject to the provisions of ERISA.  Under the terms of the Thrift Plan, employees who do not earn more than the IRS threshold compensation limit used to determine highly compensated employees may contribute, through pre-tax salary deferrals and/or after-tax applicable payroll deductions, the lesser of 75% of their regular salary or wages or the maximum amount permitted under law.  Employees who earn more than such threshold may contribute from 1% to 20% of their regular salary or wages.  Employer matching contributions are also made in an amount equal to 100% of the first 6% of employee contributions for employees who are covered under the Cash Balance Formula of the Oncor Retirement Plan, and 75% of the first 6% of employee contributions for employees who are covered under the Traditional Retirement Plan Formula of the Oncor Retirement Plan.  Employer matching contributions are made in cash and may be allocated by participants to any of the plan's investment options.  Our contributions to the Thrift Plan totaled $13 million, $12 million and $12 million for the years ended December 31, 2013, 2012 and 2011, respectively.